Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED JUNE 30, 2016

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Statements of Income	8
Select Income Statement Data	9
Funds From Operations (“FFO”)	10
Funds Available for Distribution (“FAD”)	11
Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)	12
Net Operating Income (“NOI”)	13
NOI - By Segment	14-15
Same Store Results - By Segment	16-19
Consolidated Joint Ventures and Funds	20-22
Unconsolidated Joint Ventures	23-25
Unconsolidated Funds Summary	26
Capital Structure	27
Debt Analysis	28
Debt Maturities	29

Selected Property Data
Portfolio Summary	30
Top Tenants and Industry Diversification	31
Leasing Activity	32-33
Lease Expirations	34-37
Capital Expenditures - Cash Basis	38-42

Definitions	43-44

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT
Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Jolanta Bott	Executive Vice President, Operations and Human Resources
Theodore Koltis	Executive Vice President, Leasing
Daniel Lauer	Executive Vice President, Chief Investment Officer
Ralph DiRuggiero	Senior Vice President, Property Management
Gage Johnson	Senior Vice President, General Counsel and Secretary
Vito Messina	Senior Vice President, Asset Management

BOARD OF DIRECTORS
Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Dan Emmett	Director, Chair of Audit Committee
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
David O’Connor	Director
Katharina Otto-Bernstein	Director

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE(1)

James Feldman	Thomas Lesnick	Vin Chao	Steve Sakwa
Bank of America Merrill Lynch	Capital One Securities, Inc.	Deutsche Bank	Evercore ISI
(646) 855-5808	(571) 633-8191	(212) 250-6799	(212) 446-9462

Brad Burke	Jed Reagan	Richard Anderson	Vikram Malhotra
Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(917) 343-2082	(949) 640-8780	(212) 205-8445	(212) 761-7064

Nick Yulico	Blaine Heck
UBS	Wells Fargo
(212) 713-3402	(443) 263-6529

(1)	With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except square feet and per share amounts)

	Three Months Ended			Six Months Ended
SELECTED FINANCIAL DATA	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Total revenues	$172,303	$162,928	$172,918	$345,221	$324,154
Net income (loss) attributable to common stockholders	$3,188	$(4,709)	$(6,494)	$(3,306)	$(14,440)
Per share—basic and diluted	$0.01	$(0.02)	$(0.03)	$(0.02)	$(0.07)
Pro rata share of NOI (1)	$100,175	$92,452	$100,165	$200,340	$180,421
Pro rata share of Cash NOI (1)	$72,253	$80,457	$87,239	$159,492	$155,798
FFO attributable to common stockholders (1)	$54,243	$52,663	$49,248	$103,491	$95,980
Per share—diluted	$0.25	$0.25	$0.23	$0.48	$0.45
Core FFO attributable to common stockholders (1)	$49,389	$46,315	$48,992	$98,381	$85,278
Per share—diluted	$0.23	$0.22	$0.23	$0.46	$0.40
FAD attributable to common stockholders (1)	$12,352	$21,635	$26,001	$38,353	$38,486

COMMON SHARE DATA

	Three Months Ended
Share Price:	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
High	$17.40	$17.97	$18.56	$18.35	$19.73
Low	$15.26	$14.23	$16.50	$15.65	$16.97
Closing (end of period)	$15.94	$15.95	$18.10	$16.80	$17.16
Dividends per common share	$0.095	$0.095	$0.095	$0.095	$0.095
Annualized dividends per common share	$0.380	$0.380	$0.380	$0.380	$0.380
Dividend yield (on closing share price)	2.4%	2.4%	2.1%	2.3%	2.2%

PORTFOLIO STATISTICS

	Number of	Square	% Leased(1)	% Occupied(1)
Region:	Properties	Feet	as of June 30, 2016	as of June 30, 2016
New York	6	7,152,207	91.8%	88.9%
Washington, D.C.	5	1,602,655	92.4%	91.6%
San Francisco	1	1,611,125	98.4%	96.2%

	12	10,365,987	92.9%	90.5%

(1)	See page 43 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	June 30, 2016	December 31, 2015
ASSETS:
Rental Property, at cost
Land	$2,042,071	$2,042,071
Buildings and improvements	5,668,268	5,610,046

	7,710,339	7,652,117
Accumulated depreciation and amortization	(323,224)	(243,089)

Rental property, net	7,387,115	7,409,028
Cash and cash equivalents	224,489	143,884
Restricted cash	29,043	41,823
Real estate fund investments	—	416,438
Investments in unconsolidated real estate funds	25,798	—
Investments in unconsolidated joint ventures	5,800	7,102
Preferred equity investments	54,595	53,941
Marketable securities	21,477	21,521
Deferred rent receivable	122,334	77,792
Accounts and other receivables, net	10,895	10,844
Deferred charges, net	79,617	74,991
Intangible assets, net	435,450	511,207
Other assets	11,596	6,658

Total Assets	$8,408,209	$8,775,229

LIABILITIES:
Notes and mortgages payable, net	$3,012,290	$2,922,610
Revolving credit facility	20,000	20,000
Due to affiliates (1)	27,299	27,299
Loans payable to noncontrolling interests	—	45,662
Accounts payable and accrued expenses	147,048	102,730
Dividends and distributions payable	25,151	25,067
Deferred income taxes	246	2,533
Interest rate swap liabilities	102,577	93,936
Intangible liabilities, net	154,658	179,741
Other liabilities	45,997	45,101

Total Liabilities	3,535,266	3,464,679

EQUITY:
Paramount Group, Inc. stockholders’ equity	3,808,073	3,761,017
Noncontrolling interests in:
Consolidated real estate funds	62,857	414,637
Consolidated joint ventures	240,483	236,849
Operating Partnership	761,530	898,047

Total Equity	4,872,943	5,310,550

Total Liabilities and Equity	$8,408,209	$8,775,229

(1)	Represents notes payable to affiliates, which are due in October 2017 and bear interest at a fixed rate of 0.50%.

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
REVENUES:
Property rentals	$123,408	$128,954	$125,002	$248,410	$255,356
Straight-line rent adjustments	24,673	16,091	19,869	44,542	32,042
Amortization of (above) below market leases, net	7,100	872	(3,619)	3,481	1,762

Rental income	155,181	145,917	141,252	296,433	289,160
Tenant reimbursement income	10,334	12,063	10,789	21,123	25,551
Fee income (see details on page 9)	4,175	1,780	3,417	7,592	3,315
Other income (see details on page 9)	2,613	3,168	17,460	20,073	6,128

Total revenues	172,303	162,928	172,918	345,221	324,154
EXPENSES:
Operating	59,994	57,781	62,945	122,939	119,665
Depreciation and amortization	67,287	79,421	74,812	142,099	153,004
General and administrative (see details on page 9)	12,139	9,133	13,961	26,100	21,746
Acquisition and transaction related costs	508	8,208	935	1,443	9,347

Total expenses	139,928	154,543	152,653	292,581	303,762
Operating income	32,375	8,385	20,265	52,640	20,392
Income from real estate fund investments	—	14,072	—	—	19,293
Loss from unconsolidated real estate funds	(960)	—	(326)	(1,286)	—
Income from unconsolidated joint ventures	2,003	2,011	1,496	3,499	2,986
Interest and other income, net (see details on page 9)	1,030	512	1,700	2,730	1,366
Interest and debt expense (see details on page 9)	(38,009)	(42,236)	(37,119)	(75,128)	(84,124)
Unrealized gain on interest rate swaps	10,073	21,747	6,860	16,933	33,725

Net income (loss) before income taxes	6,512	4,491	(7,124)	(612)	(6,362)
Income tax benefit (expense)	1,398	(1,343)	(363)	1,035	(1,917)

Net income (loss)	7,910	3,148	(7,487)	423	(8,279)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated real estate funds	78	(6,532)	674	752	(8,741)
Consolidated joint ventures	(4,107)	(2,472)	(1,252)	(5,359)	(931)
Operating Partnership	(693)	1,147	1,571	878	3,511

Net income (loss) attributable to common stockholders	$3,188	$(4,709)	$(6,494)	$(3,306)	$(14,440)

Weighted average common shares outstanding
Basic	217,121,592	212,106,718	212,403,593	214,762,593	212,106,718

Diluted	217,137,557	212,106,718	212,403,593	214,762,593	212,106,718

Net income (loss) per share attributable to common stockholders
Basic	$0.01	$(0.02)	$(0.03)	$(0.02)	$(0.07)

Diluted	$0.01	$(0.02)	$(0.03)	$(0.02)	$(0.07)

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
Fee Income:	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Property management	$1,539	$1,386	$1,521	$3,060	$2,715
Asset management (1)	1,783	—	1,714	3,497	—
Acquisition and Leasing	629	253	—	629	269
Other	224	141	182	406	331

Total fee income	$4,175	$1,780	$3,417	$7,592	$3,315

(1)     As a result of deconsolidating our real estate funds that were accounted for at fair value on January 1, 2016, asset management fees are now included in fee income, as opposed to a reduction of income attributable to noncontrolling interests in the prior periods. (See pages 21 and 22 for asset management fees recognized in prior periods.)

	Three Months Ended			Six Months Ended
Other Income:	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Lease termination income	$93	$247	$10,955	$11,048	$638
Other (primarily tenant requested work)	2,520	2,921	6,505	9,025	5,490

Total other income	$2,613	$3,168	$17,460	$20,073	$6,128

	Three Months Ended			Six Months Ended
General and Administrative:	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Non-cash general and administrative - stock based compensation expense	$2,556	$1,370	$1,772	$4,328	$2,544
All other general and administrative	10,326	7,401	9,111	19,437	14,792
Mark-to-market of deferred compensation plan liabilities (offset by a (decrease) increase in the mark-to-market of plan assets, which is included in interest and other income)	(743)	362	204	(539)	1,095
Severance costs	—	—	2,874	2,874	3,315

Total general and administrative	$12,139	$9,133	$13,961	$26,100	$21,746

	Three Months Ended			Six Months Ended
Interest and Other Income:	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Preferred equity investment income (1)	$1,423	$—	$1,416	$2,839	$—
Interest income	350	150	80	430	271
Mark-to-market of deferred compensation plan assets (offset by a (decrease) increase in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	(743)	362	204	(539)	1,095

Total interest and other income	$1,030	$512	$1,700	$2,730	$1,366

(1)     Represents 100% of the investment income from PGRESS Equity Holdings, L.P., which was acquired in December 2015, of which our share is $347 and $345 for the three months ended June 30, 2016 and March 31, 2016, respectively and $692 for the six months ended June 30, 2016.

	Three Months Ended			Six Months Ended
Interest and Debt Expense:	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Interest expense	$36,604	$41,650	$35,861	$72,465	$82,954
Amortization of deferred financing costs	1,405	586	1,258	2,663	1,170

Total interest and debt expense	$38,009	$42,236	$37,119	$75,128	$84,124

FUNDS FROM OPERATIONS (“FFO”)

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$7,910	$3,148	$(7,487)	$423	$(8,279)
Real estate depreciation and amortization (including pro rata share of unconsolidated joint ventures)	68,843	80,951	76,351	145,194	156,010

FFO (1)	76,753	84,099	68,864	145,617	147,731
Less FFO attributable to noncontrolling interests in:
Consolidated real estate funds	(144)	(6,790)	448	304	(9,210)
Consolidated joint ventures	(10,560)	(11,824)	(8,147)	(18,707)	(19,193)

FFO attributable to Paramount Group Operating Partnership	66,049	65,485	61,165	127,214	119,328
Less FFO attributable to noncontrolling interests in Operating Partnership	(11,806)	(12,822)	(11,917)	(23,723)	(23,348)

FFO attributable to common stockholders (1)	$54,243	$52,663	$49,248	$103,491	$95,980

Per diluted share	$0.25	$0.25	$0.23	$0.48	$0.45

FFO	$76,753	$84,099	$68,864	$145,617	$147,731
Non-core items:
Unrealized gain on interest rate swaps (including pro rata share of unconsolidated joint ventures)	(10,490)	(22,371)	(6,860)	(17,350)	(34,735)
Acquisition and transaction related costs	508	2,336	935	1,443	3,475
Severance costs	—	—	2,874	2,874	3,315
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	5,872	—	—	5,872
Predecessor income tax true-up	—	721	—	—	721

Core FFO (1)	66,771	70,657	65,813	132,584	126,379
Less Core FFO attributable to noncontrolling interests in:
Consolidated real estate funds	(144)	(6,790)	448	304	(9,210)
Consolidated joint ventures	(6,488)	(6,275)	(5,414)	(11,902)	(11,146)

Core FFO attributable to Paramount Group Operating Partnership	60,139	57,592	60,847	120,986	106,023
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(10,750)	(11,277)	(11,855)	(22,605)	(20,745)

Core FFO attributable to common stockholders (1)	$49,389	$46,315	$48,992	$98,381	$85,278

Per diluted share	$0.23	$0.22	$0.23	$0.46	$0.40

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	217,121,592	212,106,718	212,403,593	214,762,593	212,106,718
Effect of dilutive securities	15,965	5,004	4,366	—	6,467

Denominator for FFO per diluted share	217,137,557	212,111,722	212,407,959	214,762,593	212,113,185

(1)	See page 43 for our definition of this measure.

FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Reconciliation of Core FFO to FAD:
Core FFO	$66,771	$70,657	$65,813	$132,584	$126,379
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	2,556	1,370	1,772	4,328	2,544
Amortization of deferred financing costs (including pro rata share of unconsolidated joint ventures)	1,456	688	1,309	2,765	1,272
Amortization of above (below) market leases, net	(7,100)	(872)	3,619	(3,481)	(1,762)
Recurring tenant improvements, leasing commissions and other capital expenditures	(26,339)	(16,882)	(20,428)	(46,767)	(34,975)
Straight-line rent adjustments (including pro rata share of unconsolidated joint ventures)	(24,764)	(16,043)	(19,970)	(44,734)	(31,953)
Unrealized loss from unconsolidated real estate funds	892	—	247	1,139	—
Unrealized gains on real estate fund investments	—	(11,264)	—	—	(12,137)

FAD (1)	13,472	27,654	32,362	45,834	49,368
Less FAD attributable to noncontrolling interests in:
Consolidated real estate funds	(144)	(967)	448	304	(2,870)
Consolidated joint ventures	1,712	216	(517)	1,195	1,351

FAD attributable to Paramount Group Operating Partnership	15,040	26,903	32,293	47,333	47,849
Less FAD attributable to noncontrolling interests in Operating Partnership	(2,688)	(5,268)	(6,292)	(8,980)	(9,363)

FAD attributable to common stockholders (1) (2)	$12,352	$21,635	$26,001	$38,353	$38,486

(1)	See page 43 for our definition of this measure.
(2)	FAD attributable to common stockholders on a quarterly basis is not necessarily indicative of future amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (“EBITDA”)

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Reconciliation of net income (loss) to EBITDA and Adjusted EBITDA:
Net income (loss)	$7,910	$3,148	$(7,487)	$423	$(8,279)
Add (subtract) adjustments to arrive at EBITDA:
Depreciation and amortization (including pro rata share of unconsolidated joint ventures)	68,843	80,951	76,351	145,194	156,010
Interest and debt expense (including pro rata share of unconsolidated joint ventures)	39,412	43,601	38,519	77,931	87,203
Income tax (benefit) expense (including pro rata share of unconsolidated joint ventures)	(1,398)	1,343	363	(1,035)	1,917

EBITDA (1)	114,767	129,043	107,746	222,513	236,851
Less EBITDA attributable to noncontrolling interests in:
Consolidated real estate funds	(148)	(7,585)	450	302	(10,999)
Consolidated joint ventures	(17,499)	(20,486)	(15,077)	(32,576)	(36,394)

Pro rata share of EBITDA (1)	$97,120	$100,972	$93,119	$190,239	$189,458

EBITDA	$114,767	$129,043	$107,746	$222,513	$236,851
Add (subtract) adjustments to arrive at adjusted EBITDA:
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	5,872	—	—	5,872
Acquisition and transaction related costs	508	2,336	935	1,443	3,475
Severance costs	—	—	2,874	2,874	3,315
Unrealized gain on interest rate swaps (including pro rata share of unconsolidated joint ventures)	(10,490)	(22,371)	(6,860)	(17,350)	(34,735)
EBITDA from real estate funds	791	(12,984)	844	1,635	(17,029)

Adjusted EBITDA (1)	105,576	101,896	105,539	211,115	197,749
Less Adjusted EBITDA attributable to noncontrolling interests in consolidated joint ventures	(13,427)	(14,936)	(12,344)	(25,771)	(28,347)

Pro rata share of Adjusted EBITDA (1)	$92,149	$86,960	$93,195	$185,344	$169,402

(1)	See page 43 for our definition of this measure.

NET OPERATING INCOME (“NOI”)
(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$7,910	$3,148	$(7,487)	$423	$(8,279)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	67,287	79,421	74,812	142,099	153,004
General and administrative	12,139	9,133	13,961	26,100	21,746
Interest and debt expense	38,009	42,236	37,119	75,128	84,124
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	5,872	—	—	5,872
Acquisition and transaction related costs	508	2,336	935	1,443	3,475
Income tax (benefit) expense	(1,398)	1,343	363	(1,035)	1,917
NOI from unconsolidated joint ventures	4,536	4,278	4,428	8,964	8,059
Income from real estate fund investments	—	(14,072)	—	—	(19,293)
Loss from unconsolidated real estate funds	960	—	326	1,286	—
Income from unconsolidated joint ventures	(2,003)	(2,011)	(1,496)	(3,499)	(2,986)
Fee income	(4,175)	(1,780)	(3,417)	(7,592)	(3,315)
Interest and other income, net	(1,030)	(512)	(1,700)	(2,730)	(1,366)
Unrealized gain on interest rate swaps	(10,073)	(21,747)	(6,860)	(16,933)	(33,725)

NOI (1)	112,670	107,645	110,984	223,654	209,233
Less NOI attributable to noncontrolling interests in:
Consolidated real estate funds	(147)	(282)	450	303	(479)
Consolidated joint ventures	(12,348)	(14,911)	(11,269)	(23,617)	(28,333)

Pro rata share of NOI (1)	$100,175	$92,452	$100,165	$200,340	$180,421

NOI	$112,670	$107,645	$110,984	$223,654	$209,233
Less:
Straight-line rent adjustments (including pro rata share of unconsolidated joint ventures)	(24,764)	(16,043)	(19,970)	(44,734)	(31,953)
Amortization of above (below) market leases, net	(7,100)	(872)	3,619	(3,481)	(1,762)

Cash NOI (1)	80,806	90,730	94,633	175,439	175,518
Less Cash NOI attributable to noncontrolling interests in:
Consolidated real estate funds	(147)	(282)	450	303	(479)
Consolidated joint ventures	(8,406)	(9,991)	(7,844)	(16,250)	(19,241)

Pro rata share of Cash NOI (1)	$72,253	$80,457	$87,239	$159,492	$155,798

(1)	See page 43 for our definition of this measure.

NOI - BY SEGMENT
(unaudited and in thousands)

	Three Months Ended June 30, 2016
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$7,910	$12,028	$2,218	$5,947	$(12,283)
Add (subtract) adjustments to arrive at NOI:
Depreciation and amortization	67,287	46,309	7,869	12,648	461
General and administrative	12,139	—	—	—	12,139
Interest and debt expense	38,009	17,614	5,129	13,836	1,430
Acquisition and transaction related costs	508	—	—	—	508
Income tax (benefit) expense	(1,398)	—	(1,820)	5	417
NOI from unconsolidated joint ventures	4,536	4,456	—	—	80
Loss from unconsolidated real estate funds	960	—	—	—	960
Income from unconsolidated joint ventures	(2,003)	(1,985)	—	—	(18)
Fee income	(4,175)	—	—	—	(4,175)
Interest and other income, net	(1,030)	(69)	(12)	(9)	(940)
Unrealized gain on interest rate swaps	(10,073)	(2,089)	—	(7,984)	—

NOI (1)	112,670	76,264	13,384	24,443	(1,421)
Less NOI attributable to noncontrolling interests in:
Consolidated real estate funds	(147)	—	—	—	(147)
Consolidated joint ventures	(12,348)	—	—	(12,348)	—

Pro rata share of NOI for the three months ended June 30, 2016	$100,175	$76,264	$13,384	$12,095	$(1,568)

Pro rata share of NOI for the three months ended June 30, 2015	$92,452	$70,050	$13,087	$10,807	$(1,492)

NOI (1)	$112,670	$76,264	$13,384	$24,443	$(1,421)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including pro rata share of unconsolidated joint ventures)	(24,764)	(19,281)	(1,792)	(3,663)	(28)
Amortization of above (below) market leases, net	(7,100)	(2,481)	(553)	(4,066)	—

Cash NOI (1)	80,806	54,502	11,039	16,714	(1,449)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated real estate funds	(147)	—	—	—	(147)
Consolidated joint ventures	(8,406)	—	—	(8,406)	—

Pro rata share of Cash NOI for the three months ended June 30, 2016	$72,253	$54,502	$11,039	$8,308	$(1,596)

Pro rata share of Cash NOI for the three months ended June 30, 2015	$80,457	$65,073	$10,195	$6,706	$(1,517)

(1)	See page 43 for our definition of this measure.

NOI - BY SEGMENT
(unaudited and in thousands)

	Six Months Ended June 30, 2016
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$423	$20,117	$1,785	$6,417	$(27,896)
Add (subtract) adjustments to arrive at NOI:
Depreciation and amortization	142,099	99,470	15,611	26,168	850
General and administrative	26,100	—	—	—	26,100
Interest and debt expense	75,128	34,556	10,262	27,629	2,681
Acquisition and transaction related costs	1,443	—	—	—	1,443
Income tax (benefit) expense	(1,035)	—	(2,536)	33	1,468
NOI from unconsolidated joint ventures	8,964	8,803	—	—	161
Loss from unconsolidated real estate funds	1,286	—	—	—	1,286
Income from unconsolidated joint ventures	(3,499)	(3,461)	—	—	(38)
Fee income	(7,592)	—	—	—	(7,592)
Interest and other income, net	(2,730)	(118)	(31)	(15)	(2,566)
Unrealized gain on interest rate swaps	(16,933)	(3,590)	—	(13,343)	—

NOI (1)	223,654	155,777	25,091	46,889	(4,103)
Less NOI attributable to noncontrolling interests in:
Consolidated real estate funds	303	—	—	—	303
Consolidated joint ventures	(23,617)	—	—	(23,617)	—

Pro rata share of NOI for the six months ended June 30, 2016	$200,340	$155,777	$25,091	$23,272	$(3,800)

Pro rata share of NOI for the six months ended June 30, 2015	$180,421	$139,139	$24,461	$20,240	$(3,419)

NOI (1)	$223,654	$155,777	$25,091	$46,889	$(4,103)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including pro rata share of unconsolidated joint ventures)	(44,734)	(35,969)	(2,414)	(6,382)	31
Amortization of above (below) market leases, net	(3,481)	5,688	(1,106)	(8,063)	—

Cash NOI (1)	175,439	125,496	21,571	32,444	(4,072)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated real estate funds	303	—	—	—	303
Consolidated joint ventures	(16,250)	—	—	(16,250)	—

Pro rata share of Cash NOI for the six months ended June 30, 2016	$159,492	$125,496	$21,571	$16,194	$(3,769)

Pro rata share of Cash NOI for the six months ended June 30, 2015	$155,798	$125,773	$20,664	$12,760	$(3,399)

(1)	See page 43 for our definition of this measure.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended June 30, 2016
SAME STORE NOI (1)	Total	New York		Washington, D.C.	San Francisco	Other

Pro rata share of NOI for the three months ended June 30, 2016	$100,175	$76,264		$13,384	$12,095	$(1,568)
Acquisitions (2)	(3,800)	(3,800)		—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(138)	(106)		—	(32)	—
Other, net	(3,745)	(3,745	) (3)	—	—	—

Pro rata share of Same Store NOI (1) for the three months ended June 30, 2016	$92,492	$68,613		$13,384	$12,063	$(1,568)

	Three Months Ended June 30, 2015
	Total	New York		Washington, D.C.	San Francisco	Other

Pro rata share of NOI for the three months ended June 30, 2015	$92,452	$70,050		$13,087	$10,807	$(1,492)
Acquisitions	—	—		—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(214)	(107)		—	(107)	—
Other, net	20	(30)		—	50	—

Pro rata share of Same Store NOI (1) for the three months ended June 30, 2015	$92,258	$69,913		$13,087	$10,750	$(1,492)

Increase (decrease) in pro rata share of Same Store NOI	$234	$(1,300)		$297	$1,313	$(76)

% Increase (decrease)	0.3%	(1.9%)		2.3%	12.2%

(1)	See page 43 for our definition of this measure.
(2)	Represents the acquisition of the remaining 35.8% equity interest that we did not previously own in 31 West 52nd Street.
(3)	Includes $3,915 of income from the accelerated amortization of a below-market lease liability in connection with a tenant’s lease modification.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended June 30, 2016
SAME STORE CASH NOI (1)	Total	New York	Washington, D.C.	San Francisco	Other

Pro rata share of Cash NOI for the three months ended June 30, 2016	$72,253	$54,502	$11,039	$8,308	$(1,596)
Acquisitions (2)	(3,116)	(3,116)	—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(138)	(106)	—	(32)	—
Other, net	—	—	—	—	—

Pro rata share of Same Store Cash NOI (1) for the three months ended June 30, 2016	$68,999	$51,280	$11,039	$8,276	$(1,596)

	Three Months Ended June 30, 2015
	Total	New York	Washington, D.C.	San Francisco	Other

Pro rata share of Cash NOI for the three months ended June 30, 2015	$80,457	$65,073	$10,195	$6,706	$(1,517)
Acquisitions	—	—	—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(214)	(107)	—	(107)	—
Other, net	20	(30)	—	50	—

Pro rata share of Same Store Cash NOI (1) for the three months ended June 30, 2015	$80,263	$64,936	$10,195	$6,649	$(1,517)

(Decrease) increase in pro rata share of Same Store Cash NOI	$(11,264)	$(13,656)	$844	$1,627	$(79)

% (Decrease) increase	(14.0%)	(21.0%)	8.3%	24.5%

(1)	See page 43 for our definition of this measure.
(2)	Represents the acquisition of the remaining 35.8% equity interest that we did not previously own in 31 West 52nd Street.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Six Months Ended June 30, 2016
SAME STORE NOI (1)	Total	New York		Washington, D.C.	San Francisco	Other

Pro rata share of NOI for the six months ended June 30, 2016	$200,340	$155,777		$25,091	$23,272	$(3,800)
Acquisitions (2)	(7,573)	(7,573)		—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(11,138)	(11,074	) (3)	—	(64)	—
Other, net	3,040	3,040	(4)	—	—	—

Pro rata share of Same Store NOI (1) for the six months ended June 30, 2016	$184,669	$140,170		$25,091	$23,208	$(3,800)

	Six Months Ended June 30, 2015
	Total	New York		Washington, D.C.	San Francisco	Other

Pro rata share of NOI for the six months ended June 30, 2015	$180,421	$139,139		$24,461	$20,240	$(3,419)
Acquisitions	—	—		—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(572)	(358)		—	(214)	—
Other, net	20	(30)		—	50	—

Pro rata share of Same Store NOI (1) for the six months ended June 30, 2015	$179,869	$138,751		$24,461	$20,076	$(3,419)

Increase (decrease) in pro rata share of Same Store NOI	$4,800	$1,419		$630	$3,132	$(381)

% Increase	2.7%	1.0%		2.6%	15.6%

(1)	See page 43 for our definition of this measure.
(2)	Represents the acquisition of the remaining 35.8% equity interest that we did not previously own in 31 West 52nd Street.
(3)	Includes $10,861 of cash income from the termination of a lease with a tenant at 1633 Broadway.
(4)	Includes $10,057 of non-cash writeoff primarily related to above-market lease asset from the termination of a tenant’s lease at 1633 Broadway, partially offset by $7,830 of income from the accelerated amortization of a below-market lease liability in connection with a tenant’s lease modification.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Six Months Ended June 30, 2016
SAME STORE CASH NOI (1)	Total	New York		Washington, D.C.	San Francisco	Other

Pro rata share of Cash NOI for the six months ended June 30, 2016	$159,492	$125,496		$21,571	$16,194	$(3,769)
Acquisitions (2)	(6,513)	(6,513)		—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(11,138)	(11,074	) (3)	—	(64)	—
Other, net	473	473		—	—	—

Pro rata share of Same Store Cash NOI (1) for the six months ended June 30, 2016	$142,314	$108,382		$21,571	$16,130	$(3,769)

	Six Months Ended June 30, 2015
	Total	New York		Washington, D.C.	San Francisco	Other

Pro rata share of Cash NOI for the six months ended June 30, 2015	$155,798	$125,773		$20,664	$12,760	$(3,399)
Acquisitions	—	—		—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(572)	(358)		—	(214)	—
Other, net	20	(30)		—	50	—

Pro rata share of Same Store Cash NOI (1) for the six months ended June 30, 2015	$155,246	$125,385		$20,664	$12,596	$(3,399)

(Decrease) increase in pro rata share of Same Store Cash NOI	$(12,932)	$(17,003)		$907	$3,534	$(370)

% (Decrease) increase	(8.3%)	(13.6%)		4.4%	28.1%

(1)	See page 43 for our definition of this measure.
(2)	Represents the acquisition of the remaining 35.8% equity interest that we did not previously own in 31 West 52nd Street.
(3)	Includes $10,861 of cash income from the termination of a lease with a tenant at 1633 Broadway.

CONSOLIDATED JOINT VENTURES AND FUNDS - BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2016				As of December 31, 2015
	Consolidated Joint Ventures				Consolidated Joint Ventures
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (1)	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Real Estate Funds (1)
Ownership %		49.0%	24.4%	13.4%		49.0%	25.4%	Various
ASSETS:
Rental property, net	$1,269,775	$1,269,775	$—	$69,594	$1,276,358	$1,276,358	$—	$67,286
Cash and cash equivalents	10,438	10,081	357	2,798	7,115	6,539	576	14,495
Restricted cash	3,067	3,067	—	—	13,188	13,188	—	—
Real estate fund investments (1)	—	—	—	—	—	—	—	416,438
Preferred equity investments	54,595	—	54,595	—	53,941	—	53,941	—
Deferred rent receivable	24,768	24,768	—	—	18,386	18,386	—	—
Accounts and other receivables, net	428	427	1	148	327	327	—	287
Deferred charges, net	5,853	5,853	—	—	4,958	4,958	—	—
Intangible assets, net	61,163	61,163	—	—	71,305	71,305	—	—
Other assets	1,255	1,255	—	56	664	664	—	16

Total Assets	$1,431,342	$1,376,389	$54,953	$72,596	$1,446,242	$1,391,725	$54,517	$498,522

LIABILITIES:
Notes and mortgages payable, net	$865,387	$865,387	$—	$—	$857,037	$857,037	$—	$—
Loans payable to noncontrolling interests	—	—	—	—	—	—	—	45,662
Accounts payable and accrued expenses	19,646	19,646	—	45	28,548	28,548	—	936
Interest rate swap liabilities	42,061	42,061	—	—	55,404	55,404	—	—
Intangible liabilities, net	56,630	56,630	—	—	65,011	65,011	—	—
Other liabilities	3,773	3,771	2	4	2,888	2,659	229	184

Total Liabilities	987,497	987,495	2	49	1,008,888	1,008,659	229	46,782

EQUITY:
Paramount Group, Inc. stockholders’ equity	203,362	189,883	13,479	9,690	200,505	187,282	13,223	37,103
Noncontrolling interests	240,483	199,011	41,472	62,857	236,849	195,784	41,065	414,637

Total Equity	443,845	388,894	54,951	72,547	437,354	383,066	54,288	451,740

Total Liabilities and Equity	$1,431,342	$1,376,389	$54,953	$72,596	$1,446,242	$1,391,725	$54,517	$498,522

(1)	On January 1, 2016, we adopted (“ASU 2015-02”) Amendments to the Consolidation Analysis to ASC Topic 810, Consolidation, using the modified retrospective method, which resulted in the deconsolidation of all of our real estate fund investments that were accounted for at fair value, except for the Residential Development Fund, which is accounted for at historical cost and will continue to be consolidated into our financial statements.

CONSOLIDATED JOINT VENTURES AND FUNDS - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2016				Three Months Ended June 30, 2015
	Consolidated Joint Ventures				Consolidated Joint Ventures
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (1)	Total Consolidated Joint Ventures	31 West 52nd Street	One Market Plaza	Real Estate Funds (1)
Total revenues	$31,702	$31,702	$—	$834	$46,165	$17,317	$28,848	$926
Total operating expenses	7,259	7,259	—	386	13,086	6,101	6,985	318

Net operating income	24,443	24,443	—	448	33,079	11,216	21,863	608
Depreciation and amortization	(12,648)	(12,648)	—	(258)	(20,276)	(6,537)	(13,739)	(298)
Income from real estate fund investments (1)	—	—	—	—	—	—	—	14,072
Interest and other income, net	1,432	9	1,423	—	18	16	2	—
Interest and debt expense	(13,836)	(13,836)	—	—	(18,498)	(5,218)	(13,280)	(793)
Unrealized gain on interest rate swaps	7,984	7,984	—	—	11,858	3,278	8,580	—

Net income before income taxes	7,375	5,952	1,423	190	6,181	2,755	3,426	13,589
Income tax expense	(5)	(5)	—	(2)	(39)	—	(39)	(3)

Net income	$7,370	$5,947	$1,423	$188	$6,142	$2,755	$3,387	$13,586

Paramount Group, Inc.’s pro rata share Ownership %	Total	49.0%	24.4%	13.4%	Total	64.2%	49.0%	Various
Net income	$3,145	$2,798	$347	$25	$3,431	$1,769	$1,662	$824
Add: Management fee income	118	118	—	241	240	127	112	1,521
Add: Carried interest	—	—	—	—	—	—	—	4,709

Net income attributable to Paramount Group, Inc.	3,263	2,916	347	266	3,671	1,896	1,774	7,054
Add: Real estate depreciation and amortization	6,195	6,195	—	35	10,924	4,196	6,728	40

FFO (2)	9,458	9,111	347	301	14,594	6,092	8,502	7,094
Less: Unrealized gain on interest rate swaps	(3,912)	(3,912)	—	—	(6,309)	(2,105)	(4,204)	—

Core FFO (2)	$5,546	$5,199	$347	$301	$8,285	$3,987	$4,298	$7,094

Noncontrolling Interests’ pro rata share Ownership %	Total	51.0%	75.6%	86.6%	Total	35.8%	51.0%	Various
Net income	$4,225	$3,149	$1,076	$163	$2,711	$986	$1,725	$12,762
Less: Management fee expense	(118)	(118)	—	(241)	(241)	(127)	(112)	(1,521)
Less: Carried interest	—	—	—	—	—	—	—	(4,709)

Net income (loss) attributable to noncontrolling interests	4,107	3,031	1,076	(78)	2,472	859	1,613	6,532
Add: Real estate depreciation and amortization	6,453	6,453	—	222	9,352	2,341	7,011	258

FFO (2)	10,560	9,484	1,076	144	11,824	3,200	8,624	6,790
Less: Unrealized gain on interest rate swaps	(4,072)	(4,072)	—	—	(5,549)	(1,173)	(4,376)	—

Core FFO (2)	$6,488	$5,412	$1,076	$144	$6,275	$2,027	$4,248	$6,790

(1)	On January 1, 2016, we adopted (“ASU 2015-02”) Amendments to the Consolidation Analysis to ASC Topic 810, Consolidation, using the modified retrospective method, which resulted in the deconsolidation of all of our real estate fund investments that were accounted for at fair value, except for the Residential Development Fund, which is accounted for at historical cost and will continue to be consolidated into our financial statements.
(2)	See page 43 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUNDS - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2016				Six Months Ended June 30, 2015
	Consolidated Joint Ventures				Consolidated Joint Ventures
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (1)	Total Consolidated Joint Ventures	31 West 52nd Street	One Market Plaza	Real Estate Funds (1)
Total revenues	$61,321	$61,321	$—	$1,667	$89,102	$34,438	$54,664	$1,737
Total operating expenses	14,432	14,432	—	1,459	26,019	12,225	13,794	900

Net operating income	46,889	46,889	—	208	63,083	22,213	40,870	837
Depreciation and amortization	(26,168)	(26,168)	—	(517)	(39,691)	(13,051)	(26,640)	(541)
Income from real estate fund investments (1)	—	—	—	—	—	—	—	19,293
Interest and other income, net	2,854	15	2,839	1	36	31	5	—
Interest and debt expense	(27,629)	(27,629)	—	—	(36,778)	(10,374)	(26,404)	(1,786)
Unrealized gain on interest rate swaps	13,343	13,343	—	—	17,189	4,735	12,454	—

Net income (loss) before income taxes	9,289	6,450	2,839	(308)	3,839	3,554	285	17,803
Income tax expense	(33)	(33)	—	(2)	(41)	—	(41)	(4)

Net income (loss)	$9,256	$6,417	$2,839	$(310)	$3,798	$3,554	$244	$17,799

Paramount Group, Inc.’s pro rata share Ownership %	Total	49.0%	24.4%	13.4%	Total	64.2%	49.0%	Various
Net income (loss)	$3,601	$2,909	$692	$(41)	$2,402	$2,282	$120	$1,096
Add: Management fee income	296	296	—	483	465	249	216	2,855
Add: Carried interest	—	—	—	—	—	—	—	5,107

Net income (loss) attributable to Paramount Group, Inc.	3,897	3,205	692	442	2,867	2,531	336	9,058
Add: Real estate depreciation and amortization	12,820	12,820	—	69	21,429	8,378	13,051	72

FFO (2)	16,717	16,025	692	511	24,296	10,909	13,387	9,130
Less: Unrealized gain on interest rate swaps	(6,538)	(6,538)	—	—	(9,142)	(3,040)	(6,102)	—

Core FFO (2)	$10,179	$9,487	$692	$511	$15,154	$7,869	$7,285	$9,130

Noncontrolling Interests’ pro rata share Ownership %	Total	51.0%	75.6%	86.6%	Total	35.8%	51.0%	Various
Net income (loss)	$5,655	$3,508	$2,147	$(269)	$1,396	$1,272	$124	$16,703
Less: Management fee expense	(296)	(296)	—	(483)	(465)	(249)	(216)	(2,855)
Less: Carried interest	—	—	—	—	—	—	—	(5,107)

Net income (loss) attributable to noncontrolling interests	5,359	3,212	2,147	(752)	931	1,023	(92)	8,741
Add: Real estate depreciation and amortization	13,348	13,348	—	448	18,262	4,673	13,589	469

FFO (2)	18,707	16,560	2,147	(304)	19,193	5,696	13,497	9,210
Less: Unrealized gain on interest rate swaps	(6,805)	(6,805)	—	—	(8,047)	(1,695)	(6,352)	—

Core FFO (2)	$11,902	$9,755	$2,147	$(304)	$11,146	$4,001	$7,145	$9,210

(1)	On January 1, 2016, we adopted (“ASU 2015-02”) Amendments to the Consolidation Analysis to ASC Topic 810, Consolidation, using the modified retrospective method, which resulted in the deconsolidation of all of our real estate fund investments that were accounted for at fair value, except for the Residential Development Fund, which is accounted for at historical cost and will continue to be consolidated into our financial statements.
(2)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2016			As of December 31, 2015
	Total	712 Fifth Avenue	Oder-Center, Germany (1)	Total	712 Fifth Avenue	Oder-Center, Germany (1)
Ownership %		50.0%	9.5%		50.0%	9.5%
ASSETS:
Rental property, net	$216,892	$210,343	$6,549	$220,765	$214,139	$6,626
Cash and cash equivalents	17,051	16,406	645	18,388	17,341	1,047
Restricted Cash	—	—	—	323	323	—
Deferred rent receivable	12,862	12,862	—	12,479	12,479	—
Accounts and other receivables, net	181	181	—	1,179	1,179	—
Deferred charges, net	9,588	9,588	—	9,704	9,704	—
Other assets	856	423	433	492	311	181

Total Assets	$257,430	$249,803	$7,627	$263,330	$255,476	$7,854

LIABILITIES:
Notes and mortgages payable, net	$269,770	$245,786	$23,984	$269,725	$245,582	$24,143
Accounts payable and accrued expenses	3,248	3,229	19	5,450	5,324	126
Interest rate swap liabilities	8,312	8,312	—	9,146	9,146	—
Other liabilities	331	255	76	649	530	119

Total Liabilities	281,661	257,582	24,079	284,970	260,582	24,388

Total Equity	(24,231)	(7,779)	(16,452)	(21,640)	(5,106)	(16,534)

Total Liabilities and Equity	$257,430	$249,803	$7,627	$263,330	$255,476	$7,854

(1) We account for our interest in Oder-Center, Germany on a one quarter lag basis.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2016			Three Months Ended June 30, 2015
	Total	712 Fifth Avenue	Oder-Center, Germany (1)	Total	712 Fifth Avenue	Oder-Center, Germany (1)
Total revenues	$15,268	$14,286	$982	$15,195	$14,111	$1,084
Total operating expenses	5,593	5,375	218	5,959	5,831	128

Net operating income	9,675	8,911	764	9,236	8,280	956
Depreciation and amortization expense	(3,131)	(3,043)	(88)	(3,052)	(2,954)	(98)
Interest and other income, net	19	19	—	4	4	—
Interest and debt expense	(3,005)	(2,752)	(253)	(2,903)	(2,611)	(292)
Unrealized gain on interest rate swaps	834	834	—	1,248	1,248	—

Net income before income taxes	4,392	3,969	423	4,533	3,967	566
Income tax expense	(2)	—	(2)	(3)	—	(3)

Net income	$4,390	$3,969	$421	$4,530	$3,967	$563

Paramount Group, Inc.’s pro rata share Ownership %	Total	50.0%	9.5%	Total	50.0%	9.5%
Net income	$2,025	$1,985	$40	$2,037	$1,984	$53
Less: Step-up basis adjustment	(22)	—	(22)	(26)	—	(26)

Net income attributable to Paramount Group, Inc.	2,003	1,985	18	2,011	1,984	27
Add: Real estate depreciation and amortization	1,556	1,521	35	1,530	1,477	53

FFO (2)	3,559	3,506	53	3,541	3,461	80
Less: Unrealized gain on interest rate swaps	(417)	(417)	—	(624)	(624)	—

Core FFO (2)	$3,142	$3,089	$53	$2,917	$2,837	$80

Joint Venture Partners’ pro rata share Ownership %	Total	50.0%	90.5%	Total	50.0%	90.5%
Net income	$2,366	$1,985	$381	$2,494	$1,984	$510
Add: Real estate depreciation and amortization	1,597	1,522	75	1,548	1,477	71

FFO (2)	3,963	3,507	456	4,042	3,461	581
Less: Unrealized gain on interest rate swaps	(417)	(417)	—	(624)	(624)	—

Core FFO (2)	$3,546	$3,090	$456	$3,418	$2,837	$581

(1)	We account for our interest in Oder-Center, Germany on a one quarter lag basis.
(2)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS
(unaudited and in thousands)

	Six Months Ended June 30, 2016			Six Months Ended June 30, 2015
	Total	712 Fifth Avenue	Oder-Center, Germany (1)	Total	712 Fifth Avenue	Oder-Center, Germany (1)
Total revenues	$30,634	$28,598	$2,036	$30,134	$27,805	$2,329
Total operating expenses	11,411	10,992	419	12,372	12,057	315

Net operating income	19,223	17,606	1,617	17,762	15,748	2,014
Depreciation and amortization expense	(6,234)	(6,051)	(183)	(6,093)	(5,884)	(209)
Interest and other income, net	33	33	—	5	5	—
Interest and debt expense	(6,027)	(5,500)	(527)	(6,661)	(6,039)	(622)
Unrealized gain on interest rate swaps	834	834	—	2,020	2,020	—

Net income before income taxes	7,829	6,922	907	7,033	5,850	1,183
Income tax expense	(4)	—	(4)	(16)	—	(16)

Net income	$7,825	$6,922	$903	$7,017	$5,850	$1,167

Paramount Group, Inc.’s pro rata share Ownership %	Total	50.0%	9.5%	Total	50.0%	9.5%
Net income	$3,547	$3,461	$86	$3,036	$2,925	$111
Less: Step-up basis adjustment	(48)	—	(48)	(50)	—	(50)

Net income attributable to Paramount Group, Inc.	3,499	3,461	38	2,986	2,925	61
Add: Real estate depreciation and amortization	3,095	3,025	70	3,006	2,942	64

FFO (2)	6,594	6,486	108	5,992	5,867	125
Less: Unrealized gain on interest rate swaps	(417)	(417)	—	(1,010)	(1,010)	—

Core FFO (2)	$6,177	$6,069	$108	$4,982	$4,857	$125

Joint Venture Partners’ pro rata share Ownership %	Total	50.0%	90.5%	Total	50.0%	90.5%
Net income	$4,278	$3,461	$817	$3,981	$2,925	$1,056
Add: Real estate depreciation and amortization	3,187	3,026	161	3,137	2,942	195

FFO (2)	7,465	6,487	978	7,118	5,867	1,251
Less: Unrealized gain on interest rate swaps	(417)	(417)	—	(1,010)	(1,010)	—

Core FFO (2)	$7,048	$6,070	$978	$6,108	$4,857	$1,251

(1)	We account for our interest in Oder-Center, Germany on a one quarter lag basis.
(2)	See page 43 for our definition of this measure.

UNCONSOLIDATED FUNDS SUMMARY
(unaudited)

Property Funds:

The following is a summary of the Property Funds, our ownership interests in these funds and the funds’ ownership interest in the underlying investments, as of June 30, 2016.

Fund	Paramount Ownership	60 Wall Street	One Market Plaza		50 Beale Street	670 Broadway
Fund II	10.0%	46.3%	—		—	—
Fund III	3.1%	16.0%	2.0%		—	—
Fund VII/VII-H	7.2%	—	—		42.8%	100.0%

Total Property Funds		62.3%	2.0%		42.8%	100.0%
Other Investors		37.7%	98.0	%(1)	57.2%	—

Total		100.0%	100.0%		100.0%	100.0%

The following is a summary of the Property Fund investments and our ownership interests in the underlying investments, as of June 30, 2016.

		Paramount	Square	%	%	Annualized Rent (2)
Investments	Submarket	Ownership	Feet	Leased	Occupied	Amount		Per Square Foot (3)
60 Wall Street	Downtown	5.1%	1,625,483	100.0%	100.0%	$67,000,000	(4)	$41.22	(4)
50 Beale Street	South Financial District	3.1%	663,483	98.9%	98.9%	34,328,000		52.91
670 Broadway	NoHo	7.2%	64,390	46.6%	46.6%	3,810,000		126.94

Alternative Investment Fund (“Fund VIII”):

The following is a summary of our ownership interests in Fund VIII and the underlying investments in Fund VIII, as of June 30, 2016.

		Paramount	Fixed /			Face Amount		Fair Value
Investments	Investment Type	Ownership	Variable rate	Interest Rate	Initial Maturity	Total	Our Share	Total	Our Share
26 Broadway	Mezzanine Loan	1.3%	Fixed	8.25%	Jan-2022	$50,000,000	$645,000	$50,701,000	$654,000
1440 Broadway	Mezzanine Loan	1.3%	Variable (LIBOR plus 600 bps)	6.46%	Oct-2019	40,000,000	516,000	39,837,000	514,000
700 Eighth Avenue	Mortgage/Mezzanine Loans	1.3%	Variable (LIBOR plus 600 bps)	6.46%	Dec-2016	80,000,000	1,032,000	80,329,000	1,036,000
1285 Avenue of the Americas	Mezzanine Loan	1.3%	Fixed	6.75%	Jun-2023	55,000,000	710,000	55,867,000	721,000

						$225,000,000	$2,903,000	$226,734,000	$2,925,000

(1)	Includes a 49.0% direct ownership interest held by us.
(2)	See page 43 for our definition of this measure.
(3)	Excludes square feet and revenue from parking, storage, signage and roof space.
(4)	Represents triple net base rent only.

CAPITAL STRUCTURE
(unaudited and in thousands, except share and per share amounts)

			As of June 30, 2016
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$3,035,672
$1.0 billion revolving credit facility			20,000

			3,055,672
Less:
Noncontrolling interest’s share of consolidated debt (One Market Plaza)			(441,348)
Add:
Pro rata share of unconsolidated joint venture debt (712 Fifth Avenue and Oder-Center, Germany)			125,528

Total debt			2,739,852

	Shares / Units Outstanding	Share Price at June 30, 2016
Equity:
Common stock	219,490,007	$15.94	3,498,671
Operating Partnership units	45,035,400	15.94	717,864

Total equity	264,525,407	15.94	4,216,535

Total Market Capitalization			$6,956,387

(1)	Represents contractual amount due pursuant to the respective debt agreements.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,013,544	3.52%	$1,000,000	3.54%	$13,544	2.21%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
900 Third Avenue	274,337	4.24%	162,000	5.98%	112,337	1.72%
Waterview	210,000	5.76%	210,000	5.76%	—	—
1899 Pennsylvania Avenue	88,404	4.88%	88,404	4.88%	—	—
Liberty Place	84,000	4.50%	84,000	4.50%	—	—
One Market Plaza	865,387	6.12%	858,760	6.14%	6,627	4.65%
$1.0 Billion Revolving Credit Facility	20,000	1.71%	—	—	20,000	1.71%

Total consolidated debt	3,055,672	4.58%	2,903,164	4.72%	152,508	1.89%
Noncontrolling interest’s share	(441,348)	6.12%	(437,968)	6.14%	(3,380)	4.65%

Pro rata share of consolidated debt	$2,614,324	4.32%	$2,465,196	4.47%	$149,128	1.83%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$246,500	4.24%	$135,000	5.78%	$111,500	2.37%
Oder-Center, Germany	23,984	4.62%	23,984	4.62%	—	—

Total unconsolidated debt	270,484	4.27%	158,984	5.60%	111,500	2.37%
Joint venture partners’ share	(144,956)	4.30%	(89,206)	5.50%	(55,750)	2.37%

Pro rata share of unconsolidated debt	$125,528	4.25%	$69,778	5.74%	$55,750	2.37%

Pro Rata Share of Total Debt	$2,739,852	4.31%	$2,534,974	4.50%	$204,878	1.98%

Revolving Credit Facility Covenants: (1)	Required	Actual
Total Debt / Total Assets	Less than 60%	38.6%
Secured Debt / Total Assets	Less than 50%	35.3%
Fixed Charge Coverage	Greater than 1.5x	2.8x
Unsecured Debt / Unencumbered Assets	Less than 60%	13.6%
Unencumbered Interest Coverage	Greater than 1.75x	19.0x

Debt Composition:	Amount	%
Fixed rate debt:
Pro rata consolidated fixed rate debt	$2,465,196
Pro rata unconsolidated fixed rate debt	69,778

Total fixed rate debt	2,534,974	92.5%

Variable rate debt:
Pro rata consolidated variable rate debt	149,128
Pro rata unconsolidated variable rate debt	55,750

Total variable rate debt	204,878	7.5%

Pro Rata Share of Total Debt	$2,739,852	100.0%

(1)	This section presents ratios as of June 30, 2016 in accordance with the terms of the Company’s revolving credit facility, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2016	2017	2018	2019	2020	Thereafter	Total
900 Third Avenue	$—	$274,337	$—	$—	$—	$—	$274,337
Waterview	—	210,000	—	—	—	—	210,000
Liberty Place	—	—	84,000	—	—	—	84,000
One Market Plaza	—	—	—	865,387	—	—	865,387
1899 Pennsylvania Avenue	—	—	—	—	88,404	—	88,404
1633 Broadway	—	—	—	—	—	1,013,544	1,013,544
31 West 52nd Street	—	—	—	—	—	500,000	500,000
Revolving Credit Facility	—	—	20,000	—	—	—	20,000

Total consolidated debt	—	484,337	104,000	865,387	88,404	1,513,544	3,055,672
Noncontrolling interest’s share	—	—	—	(441,348)	—	—	(441,348)

Pro rata share of consolidated debt	$—	$484,337	$104,000	$424,039	$88,404	$1,513,544	$2,614,324

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$—	$246,500	$—	$—	$—	$246,500
Oder-Center, Germany	—	—	—	—	—	23,984	23,984

Total unconsolidated debt	—	—	246,500	—	—	23,984	270,484
Joint venture partners’ share	—	—	(123,250)	—	—	(21,706)	(144,956)

Pro rata share of unconsolidated debt	$—	$—	$123,250	$—	$—	$2,278	$125,528

Pro rata share of total debt	$—	$484,337	$227,250	$424,039	$88,404	$1,515,822	$2,739,852

Weighted average rate	—	4.90%	4.11%	6.12%	4.88%	3.62%	4.31%

% of debt maturing	—	17.7%	8.3%	15.5%	3.2%	55.3%	100.0%

PORTFOLIO SUMMARY

(unaudited)

		%	Square	%	%	Annualized Rent (2)
Property	Submarket	Ownership	Feet (1)	Leased (2)	Occupied (2)	Amount	Per Square Foot (3)
As of June 30, 2016
New York:
1633 Broadway	West Side	100.0%	2,643,065	86.6%	84.4%	$143,850,000	$70.22
1301 Avenue of the Americas	Sixth Ave / Rock Center	100.0%	1,767,992	89.7%	81.8%	107,319,000	76.07
1325 Avenue of the Americas	Sixth Ave / Rock Center	100.0%	814,892	96.9%	96.9%	51,369,000	66.27
31 West 52nd Street	Sixth Ave / Rock Center	100.0%	786,647	100.0%	100.0%	62,468,000	80.16
900 Third Avenue	East Side	100.0%	596,270	96.8%	96.0%	41,917,000	73.96
712 Fifth Avenue	Madison / Fifth Ave	50.0%	543,341	98.5%	98.5%	55,753,000	104.69

Subtotal / Weighted Average			7,152,207	91.8%	88.9%	462,676,000	75.77

Washington, D.C.:
Waterview	Rosslyn, VA	100.0%	647,243	98.9%	98.9%	35,036,000	52.67
425 Eye Street	East End	100.0%	380,090	97.5%	97.5%	16,419,000	45.39
2099 Pennsylvania Avenue	CBD	100.0%	208,636	62.1%	62.1%	10,038,000	77.32
1899 Pennsylvania Avenue	CBD	100.0%	192,481	98.3%	98.3%	14,662,000	80.26
Liberty Place	East End	100.0%	174,205	87.1%	79.8%	10,942,000	78.11

Subtotal / Weighted Average			1,602,655	92.4%	91.6%	87,097,000	58.93

San Francisco:
One Market Plaza	South Financial District	49.0%	1,611,125	98.4%	96.2%	97,309,000	63.76

Total / Weighted Average			10,365,987	92.9%	90.5%	$647,082,000	$71.03

(1)	Represents the remeasured square feet, which includes an aggregate of 150,516 square feet of either Real Estate Board of New York (“REBNY”) or Building Owners and Managers Association (“BOMA”) remeasurement adjustments that are not reflected in current leases.
(2)	See page 43 for our definition of this measure.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited)

	Lease Expiration		Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
Top 10 Tenants:						Amount	Per Square Foot
As of June 30, 2016
Barclays Capital, Inc.	Dec-2020	(2)	538,518	(2)	5.2%	$34,686,000	$64.41	5.4%
The Corporate Executive Board Company	Jan-2028		625,062		6.0%	32,834,000	52.53	5.1%
Allianz Global Investors, LP	Jan-2031	(3)	326,457	(3)	3.1%	27,770,000	85.06	4.3%
Clifford Chance LLP	Jun-2024		328,992		3.2%	25,494,000	77.49	3.9%
Credit Agricole Corporate & Investment Bank	Feb-2023		311,291		3.0%	24,726,000	79.43	3.8%
Morgan Stanley & Company	Mar-2032	(4)	312,885	(4)	3.0%	22,070,000	70.54	3.4%
Google, Inc.	Apr-2025		275,822		2.7%	17,707,000	64.20	2.7%
WMG Acquisition Corp. (Warner Music Group)	Jul-2029		293,487		2.8%	16,301,000	55.54	2.5%
Chadbourne & Parke, LLP	Sep-2024		203,863		2.0%	15,884,000	77.92	2.5%
U.S. General Services Administration	Jun-2021		310,450		3.0%	14,253,000	45.91	2.2%

	Square Feet	% of Occupied	Annualized	% of Annualized
Industry Diversification:	Occupied	Square Feet	Rent	Rent
As of June 30, 2016
Legal Services	1,817,010	19.7%	$133,831,000	20.7%
Financial Services, all others	1,612,326	17.5%	129,754,000	20.1%
Financial Services - Commercial and Investment Banking	1,671,578	18.2%	119,844,000	18.5%
Technology and Media	1,438,309	15.6%	91,368,000	14.1%
Insurance	338,399	3.7%	28,468,000	4.4%
Retail	316,227	3.4%	26,527,000	4.1%
Government	334,985	3.6%	15,906,000	2.5%
Real Estate	205,835	2.2%	15,668,000	2.4%
Other Professional Services	161,148	1.8%	10,311,000	1.6%
Other	1,308,027	14.3%	75,405,000	11.6%

(1)	See page 43 for our definition of this measure.
(2)	41,100 of the square feet leased expires in December 2016.
(3)	5,546 of the square feet leased expires in December 2016.
(4)	52,056 of the square feet leased expires in June 2017.

LEASING ACTIVITY

(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Three Months Ended June 30, 2016:
Total square feet leased	148,896	124,073	—	24,823
Pro rata share of total square feet leased:	115,384	103,221	—	12,163
Initial rent (1)	$74.15	$72.16	$—	$91.49
Weighted average lease term (in years)	6.1	6.3	—	5.0
Tenant improvements and leasing commissions:
Per square foot	$59.51	$64.02	$—	$20.25
Per square foot per annum	$9.71	$10.22	$—	$4.05
Percentage of initial rent	13.1%	14.2%	—	4.4%
Rent concessions:
Average free rent period (in months)	5.2	5.8	—	—
Average free rent period per annum (in months)	0.8	0.9	—	—
Second generation space: (1)
Square feet	32,753	20,853	—	11,900
Cash basis:
Initial rent (1)	$93.95	$95.28	$—	$91.49
Prior escalated rent	$76.44	$87.44	$—	$56.05
Percentage increase	22.9%	9.0%	—	63.2%
GAAP basis:
Straight-line rent	$86.31	$86.55	$—	$85.87
Prior straight-line rent	$77.57	$81.67	$—	$69.99
Percentage increase	11.3%	6.0%	—	22.7%

(1)	See page 43 for our definition of this measure.

LEASING ACTIVITY

(unaudited)

	Total		New York		Washington, D.C.	San Francisco
Six Months Ended June 30, 2016:
Total square feet leased	303,847		221,098		38,145	44,604
Pro rata share of total square feet leased:	255,684		195,684		38,145	21,856
Initial rent (1)	$76.67		$76.49		$71.60	$89.08
Weighted average lease term (in years)	7.0		7.4		5.5	5.8
Tenant improvements and leasing commissions:
Per square foot	$55.85		$58.47		$54.77	$30.89
Per square foot per annum	$7.94		$7.85		$9.88	$5.28
Percentage of initial rent	10.4%		10.3%		13.8%	5.9%
Rent concessions:
Average free rent period (in months)	6.8		7.9		3.8	0.6
Average free rent period per annum (in months)	1.0		1.1		0.7	0.1
Second generation space: (1)
Square feet	133,096		110,026		3,933	19,137
Cash basis:
Initial rent (1)	$84.65		$84.08		$79.82	$89.08
Prior escalated rent	$81.19		$85.27		$78.95	$57.22
Percentage increase (decrease)	4.3	% (2)	(1.4	%) (2)	1.1%	55.7%
GAAP basis:
Straight-line rent	$81.38		$80.26		$80.13	$88.32
Prior straight-line rent	$72.68		$72.32		$80.10	$73.28
Percentage increase	12.0	% (2)	11.0	% (2)	—	20.5%

(1)	See page 43 for our definition of this measure.
(2)	Includes the effect of a 52,555 square foot above-market lease at 1633 Broadway that was terminated and subsequently released shortly thereafter at market rates. Excluding the impact of this lease, the percentage increase in Cash basis and GAAP basis rents was 19.3% and 23.4%, respectively, for our New York portfolio and 25.1% and 21.3%, respectively, for the total portfolio.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited)

Year of	Square Feet	Annualized Rent (1)		% of Consolidated
Lease Expiration (2)	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	3,397	$411,000	$—	0.1%

3Q 2016	119,590	8,758,000	73.28	1.3%
4Q 2016	32,676	2,918,000	91.06	0.4%

Total 2016	152,266	11,676,000	77.02	1.7%

1Q 2017	315,723	21,670,000	69.35	3.3%
2Q 2017	19,430	1,468,000	77.02	0.2%
Remaining 2017	162,418	13,507,000	83.87	2.0%

Total 2017	497,571	36,645,000	74.32	5.5%

2018	307,725	24,410,000	79.29	3.7%
2019	531,945	39,877,000	75.19	6.0%
2020	539,888	38,072,000	77.77	5.7%
2021	1,543,810	94,940,000	63.01	14.3%
2022	428,874	28,315,000	74.82	4.3%
2023	649,725	50,375,000	78.02	7.6%
2024	634,165	49,388,000	78.09	7.4%
2025	509,775	38,070,000	74.80	5.7%
Thereafter	3,649,571	253,864,000	68.94	38.1%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

LEASE EXPIRATIONS - NEW YORK

(unaudited)

Year of	Square Feet	Annualized Rent (1)		% of New York
Lease Expiration (2)	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	575	$110,000	$—	0.0%

3Q 2016	118,260	8,678,000	73.39	1.8%
4Q 2016	28,351	2,575,000	90.72	0.5%

Total 2016	146,611	11,253,000	76.74	2.3%

1Q 2017	309,640	21,393,000	69.82	4.5%
2Q 2017	19,430	1,468,000	75.08	0.3%
Remaining 2017	140,504	12,183,000	87.56	2.5%

Total 2017	469,574	35,044,000	75.35	7.3%

2018	215,487	18,673,000	86.58	3.9%
2019	257,004	21,836,000	86.46	4.6%
2020	408,300	28,720,000	80.41	6.0%
2021	894,429	61,029,000	72.05	12.7%
2022	159,107	9,618,000	105.72	2.0%
2023	508,849	39,092,000	77.35	8.2%
2024	551,909	43,071,000	78.26	9.0%
2025	113,903	9,732,000	85.44	2.0%
Thereafter	2,746,158	200,516,000	72.94	42.0%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Excludes square feet and revenue from parking, storage, theater and roof space.

LEASE EXPIRATIONS - WASHINGTON, D.C.

(unaudited)

Year of	Square Feet	Annualized Rent (1)		% of Washington, D.C.
Lease Expiration (2)	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	—	$—	$—	—

3Q 2016	—	—	—	—
4Q 2016	—	—	—	—

Total 2016	—	—	—	—

1Q 2017	—	—	—	—
2Q 2017	—	—	—	—
Remaining 2017	—	—	—	—

Total 2017	—	—	—	—

2018	—	—	—	—
2019	42,081	3,304,000	74.37	3.8%
2020	33,721	2,462,000	73.00	2.8%
2021	307,305	15,215,000	47.85	17.3%
2022	33,002	1,806,000	54.74	2.1%
2023	140,216	11,238,000	80.52	12.8%
2024	75,864	5,745,000	75.87	6.5%
2025	56,124	4,359,000	77.67	5.0%
Thereafter	751,991	43,623,000	55.43	49.7%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Excludes square feet and revenue from parking, storage and signage.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited)

Year of	Square Feet	Annualized Rent (1)		% of San Francisco
Lease Expiration (2)	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	2,822	$301,000	$—	0.3%

3Q 2016	1,330	80,000	62.88	0.1%
4Q 2016	4,325	343,000	93.85	0.3%

Total 2016	5,655	423,000	85.66	0.4%

1Q 2017	6,083	277,000	45.49	0.3%
2Q 2017	—	—	—	—
Remaining 2017	21,914	1,324,000	60.45	1.3%

Total 2017	27,997	1,601,000	57.20	1.6%

2018	92,238	5,737,000	62.24	5.8%
2019	232,860	14,737,000	63.28	14.8%
2020	97,867	6,890,000	70.41	6.9%
2021	342,076	18,696,000	54.90	18.8%
2022	236,765	16,891,000	71.34	17.0%
2023	660	45,000	68.05	0.1%
2024	6,392	572,000	89.44	0.6%
2025	339,748	23,979,000	70.74	24.2%
Thereafter	151,422	9,725,000	64.69	9.8%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Excludes square feet and revenue from parking, storage and roof space.

CASH BASIS CAPITAL EXPENDITURES - TOTAL PORTFOLIO
(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Capital expenditures to maintain assets:
Recurring (1)	$2,471	$1,411	$4,541	$7,012	$5,476
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$2,471	$1,411	$4,541	$7,012	$5,476

Tenant improvements:
Recurring (1)	$19,523	$12,116	$13,576	$33,099	$22,600
Non-recurring (1)	13,603	1,431	6,031	19,634	3,124

Total tenant improvements	$33,126	$13,547	$19,607	$52,733	$25,724

Leasing commissions:
Recurring (1)	$4,345	$3,355	$2,311	$6,656	$6,899
Non-recurring (1)	470	1,678	915	1,385	4,265

Total leasing commissions	$4,815	$5,033	$3,226	$8,041	$11,164

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$26,339	$16,882	$20,428	$46,767	$34,975
Total non-recurring (1)	14,073	3,109	6,946	21,019	7,389

Total capital expenditures, tenant improvements and leasing commissions	$40,412	$19,991	$27,374	$67,786	$42,364

Development expenditures: (1)
One Market Plaza—Lobby and Retail repositioning	$196	$3,866	$4,460	$4,656	$9,167
1633 Broadway—Plaza and Retail development (2)	2,783	879	3,043	5,826	972
Residential Development Fund	1,076	576	1,152	2,228	576
Other	570	—	391	961	—

Total development expenditures	$4,625	$5,321	$9,046	$13,671	$10,715

(1)	See page 43 for our definition of this measure.
(2)	Of the $15,000 budget, $14,494 has been expended as of June 30, 2016.

CASH BASIS CAPITAL EXPENDITURES - NEW YORK
(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Capital expenditures to maintain assets:
Recurring (1)	$665	$193	$2,529	$3,194	$1,752
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$665	$193	$2,529	$3,194	$1,752

Tenant improvements:
Recurring (1)	$11,351	$7,748	$11,689	$23,040	$18,041
Non-recurring (1)	12,358	915	3,911	16,269	2,334

Total tenant improvements	$23,709	$8,663	$15,600	$39,309	$20,375

Leasing commissions:
Recurring (1)	$1,829	$2,733	$687	$2,516	$4,835
Non-recurring (1)	382	1,678	659	1,041	1,678

Total leasing commissions	$2,211	$4,411	$1,346	$3,557	$6,513

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$13,845	$10,674	$14,905	$28,750	$24,628
Total non-recurring (1)	12,740	2,593	4,570	17,310	4,012

Total capital expenditures, tenant improvements and leasing commissions	$26,585	$13,267	$19,475	$46,060	$28,640

Development expenditures: (1)
1633 Broadway—Plaza and Retail development (2)	$2,783	$879	$3,043	$5,826	$972
Other	570	—	391	961	—

Total development expenditures	$3,353	$879	$3,434	$6,787	$972

(1)	See page 43 for our definition of this measure.
(2)	Of the $15,000 budget, $14,494 has been expended as of June 30, 2016.

CASH BASIS CAPITAL EXPENDITURES - WASHINGTON, D.C.

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Capital expenditures to maintain assets:
Recurring (1)	$277	$894	$800	$1,077	$2,588
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$277	$894	$800	$1,077	$2,588

Tenant improvements:
Recurring (1)	$1,538	$3,516	$391	$1,929	$3,418
Non-recurring (1)	160	516	2,120	2,280	790

Total tenant improvements	$1,698	$4,032	$2,511	$4,209	$4,208

Leasing commissions:
Recurring (1)	$573	$—	$—	$573	$731
Non-recurring (1)	88	—	256	344	2,587

Total leasing commissions	$661	$—	$256	$917	$3,318

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$2,388	$4,410	$1,191	$3,579	$6,737
Total non-recurring (1)	248	516	2,376	2,624	3,377

Total capital expenditures, tenant improvements and leasing commissions	$2,636	$4,926	$3,567	$6,203	$10,114

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES - SAN FRANCISCO
(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Capital expenditures to maintain assets:
Recurring (1)	$1,141	$139	$750	$1,891	$864
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$1,141	$139	$750	$1,891	$864

Tenant improvements:
Recurring (1)	$6,634	$852	$1,496	$8,130	$1,141
Non-recurring (1)	1,085	—	—	1,085	—

Total tenant improvements	$7,719	$852	$1,496	$9,215	$1,141

Leasing commissions:
Recurring (1)	$576	$622	$639	$1,215	$1,333
Non-recurring (1)	—	—	—	—	—

Total leasing commissions	$576	$622	$639	$1,215	$1,333

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$8,351	$1,613	$2,885	$11,236	$3,338
Total non-recurring (1)	1,085	—	—	1,085	—

Total capital expenditures, tenant improvements and leasing commissions	$9,436	$1,613	$2,885	$12,321	$3,338

Development expenditures: (1)
One Market Plaza—Lobby and Retail repositioning	$196	$3,866	$4,460	$4,656	$9,167

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES - OTHER
(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Capital expenditures to maintain assets:
Recurring (1)	$388	$185	$462	$850	$272
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$388	$185	$462	$850	$272

Tenant improvements:
Recurring (1)	$—	$—	$—	$—	$—
Non-recurring (1)	—	—	—	—	—

Total tenant improvements	$—	$—	$—	$—	$—

Leasing commissions:
Recurring (1)	$1,367	$—	$985	$2,352	$—
Non-recurring (1)	—	—		—	—

Total leasing commissions	$1,367	$—	$985	$2,352	$—

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$1,755	$185	$1,447	$3,202	$272
Total non-recurring (1)	—	—	—	—	—

Total capital expenditures, tenant improvements and leasing commissions	$1,755	$185	$1,447	$3,202	$272

Development expenditures: (1)
Residential Development Fund	$1,076	$576	$1,152	$2,228	$576

(1)	See page 43 for our definition of this measure.

DEFINITIONS

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including the pro rata share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gain on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO attributable to common stockholders represents the Company’s pro rata share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of acquisition and transaction related costs, unrealized gains or losses on interest rate swaps, severance costs and defeasance and debt breakage costs, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO attributable to common stockholders represents the Company’s pro rata share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO less (i) recurring tenant improvements, leasing commissions and other capital expenditures, (ii) straight-line rent adjustments, (iii) unrealized gain on real estate fund investments and (iv) amortization of above and below-market leases, net, plus (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides supplemental information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s pro rata share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated as net income plus interest expense, income taxes, depreciation and amortization expenses. EBITDA provides supplemental information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDA should not be considered as (i) a substitute for net income determined in accordance with GAAP, (ii) a substitute for net cash flows from operating activities determined in accordance with GAAP, (iii) an indication of our financial performance, or (iv) a measure of our liquidity. We also present our pro rata share of EBITDA which represents our share of EBITDA generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) is calculated by adjusting EBITDA to eliminate the impact of the performance of our real estate funds, gains and losses on interest rate swaps, acquisition and transaction costs and certain other items that may vary from period to period. We also present our pro rata share of Adjusted EBITDA, which represents our share of the Adjusted EBITDA generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Adjusted EBITDA helps compare our operating performance from period to period by removing from our operating results the impact of our capital structure (primarily interest charges from our consolidated outstanding debt and the impact of our interest rate swaps), certain non-cash expenses (primarily depreciation and amortization on our assets), the formation and performance of our real estate funds and acquisition and transaction costs that may vary from period to period. In future periods, we may also exclude other items from Adjusted EBITDA that we believe may help investors compare our results. Adjusted EBITDA should not be considered as a substitute for net income (loss) determined in accordance with GAAP. Other real estate companies may use different methodologies for calculating Adjusted EBITDA or similar metrics, and accordingly, our presentation of Adjusted EBITDA may not be comparable to other real estate companies.

DEFINITIONS - CONTINUED

Net Operating Income (“NOI”) is a metric we use to measure the operating performance of our properties. NOI consists of property-related revenue (which includes rental income, tenant reimbursement income and certain other income) less operating expenses (which includes building expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present our Pro rata share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We used NOI and Cash NOI as metrics to measure the operating performance of our properties. We use these metrics internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level. Other real estate companies may use different methodologies for calculating NOI and Cash NOI, and accordingly, our presentation of NOI and Cash NOI may not be comparable to other real estate companies.

Same Store NOI is used to measure the operating performance of our properties that were owned by us in a similar manner during both the current period and prior reporting periods. Same Store NOI includes our share of NOI from unconsolidated joint ventures. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-lining of rental revenue and the amortization of above and below-market leases. Additionally, we present our pro rata share of Same Store NOI and Same Store Cash NOI which represents our share of Same Store NOI and Same Store Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Recurring Capital Expenditures include capital expenditures to maintain current revenues and tenant improvements and leasing commissions related to space leased that has been vacant for less than twelve months. Nonrecurring Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.